                                                                    Exhibit 99.1

                     [WORLD FUEL SERVICES CORPORATION LOGO]


NEWS RELEASE for May 1, 2003 at 8:00 AM EDT
Contact: Allen & Caron                         World Fuel Services Corporation
         Michael Mason (Investors)             Francis X. Shea, CFO & EVP
         michaelm@allencaron.com               fshea@wfscorp.com
         (212) 691-8087                        (305) 428-8000
                  or
         Len Hall (Media)
         len@allencaron.com
         (949) 474-4300

            WORLD FUEL SERVICES REPORTS STRONG FIRST-QUARTER RESULTS

MIAMI (May 1, 2003) ... World Fuel Services Corporation (NYSE:INT), a global leader in the marketing and financing of aviation and marine fuel products and related services, today reported that net income for the first quarter ended March 31, 2003, rose 18 percent to $5.3 million, or $0.48 per diluted share, as compared to $4.5 million, or $0.42 per diluted share, for the same quarter the prior year.

         Revenue for the first quarter ended March 31, 2003, was $658.0 million, versus $351.3 million in the same quarter of the prior year, reflecting significant increases in business volumes in the aviation segment and higher fuel prices for both the marine and aviation segments.

         "We are very pleased with these results, which validate our business model and demonstrate strong performance in a difficult operating environment," said Paul Stebbins, Chairman and Chief Executive Officer. "Our team has done a great job and we are right on track for a good year."

                       FIRST QUARTER FINANCIAL HIGHLIGHTS
                       ----------------------------------

                                                Quarter Ended
                                           -------------------------
          ($ in thousands)                 3/31/03           3/31/02
          ----------------                 -------           -------
          Revenue                         $658,000          $351,284
          Income from Operations            $6,918            $6,383
          Net Income                        $5,268            $4,473
          Diluted earnings per share         $0.48             $0.42


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WORLD FUEL SERVICES REPORTS STRONG FIRST-QUARTER RESULTS

About World Fuel Services Corporation
-------------------------------------
     Headquartered in Miami, FL, World Fuel Services Corporation is a global leader in the downstream marketing and financing of aviation and marine fuel products and related services. As the marketer of choice in the aviation and shipping industries, World Fuel Services provides fuel and services at more than 1,100 airports and seaports worldwide. With 30 offices strategically located throughout the world, World Fuel Services offers its customers a value-added outsource service for the supply, quality control, logistical support and price-risk management of marine and aviation fuel.

     The Company's global team of market makers provides deep domain expertise in all aspects of marine and aviation fuel management. World Fuel Services' aviation customers include commercial, passenger and cargo operators as well as corporate clientele. The Company's marine customers include premier blue-chip companies from all segments of the market. For more information, call (305) 428-8000 or visit www.worldfuel.com.

     With the exception of historical information in this news release, this document includes forward-looking statements that involve risks and uncertainties, including, but not limited to, quarterly fluctuations in results, the management of growth, fluctuations in world oil prices or foreign currency, major changes in political, economic, regulatory, or environmental conditions, the loss of key customers, suppliers or key members of senior management, uninsured losses, competition, credit risk associated with accounts and notes receivable, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. Actual results may differ materially from any forward-looking statements set forth herein.

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WORLD FUEL SERVICES REPORTS STRONG FIRST-QUARTER RESULTS

                WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                          March 31,    December 31,
                                                            2003          2002
                                                          ---------    ------------
                                                         (Unaudited)
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                             $ 49,800     $ 57,776
     Accounts and notes receivable, net                     182,913      177,360
     Inventories                                             14,350        5,144
     Prepaid expenses and other current assets               23,440       22,300
                                                           --------     --------
        Total current assets                                270,503      262,580

PROPERTY AND EQUIPMENT, NET                                   7,333        6,874

OTHER ASSETS:
     Goodwill, net                                           34,003       34,003
     Intangible assets, net                                   1,380        1,472
     Other                                                    7,620        7,358
                                                           --------     --------

                                                           $320,839     $312,287
                                                           ========     ========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Short-term debt                                       $  2,439     $  2,527
     Accounts payable                                        96,211       97,560
     Accrued expenses                                        53,339       66,012
     Other current liabilities                               16,400       14,260
                                                           --------     --------
           Total current liabilities                        168,389      180,359

LONG-TERM LIABILITIES                                        19,933        4,198

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY                                        132,517      127,730
                                                           --------     --------

                                                           $320,839     $312,287
                                                           ========     ========

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WORLD FUEL SERVICES REPORTS STRONG FIRST-QUARTER RESULTS

                WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                (UNAUDITED - IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    Three Months Ended
                                                        March 31,
                                                --------------------------
                                                  2003              2002
                                                ---------        ---------

Revenue                                         $ 658,000        $ 351,284
Cost of sales                                    (630,689)        (330,138)
                                                ---------        ---------
       Gross profit                                27,311           21,146
                                                ---------        ---------

Operating expenses:
       Salaries and wages                         (10,098)          (8,070)
       Provision for bad debts                     (2,701)            (684)
       Other                                       (7,594)          (6,009)
                                                ---------        ---------
                                                  (20,393)         (14,763)
                                                ---------        ---------

       Income from operations                       6,918            6,383
Other (expense) income, net                          (253)             104
                                                ---------        ---------
       Income before income taxes                   6,665            6,487
Provision for income taxes                         (1,397)          (2,014)
                                                ---------        ---------
       Net income                               $   5,268        $   4,473
                                                =========        =========

Basic earnings per share                        $    0.50        $    0.43
                                                =========        =========
Weighted average shares - basic                    10,584           10,391
                                                =========        =========

Diluted earnings per share                      $    0.48        $    0.42
                                                =========        =========
Weighted average shares - diluted                  11,034           10,776
                                                =========        =========